UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-1886

Seligman Capital Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	12/31
Date of reporting period:	6/30/06

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman
Capital Fund, Inc.

Mid-Year Report
June 30, 2006

Seeking Capital Appreciation by Investing in Mid-Capitalization Growth Stocks

J. & W. Seligman & Co.
Incorporated
Established 1864
100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies. The result is a high aptitude for picking promising stocks and employing rigorous investment processes designed to offer solid long-term results.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1
Performance Overview	2
Portfolio Overview	5
Understanding and Comparing Your Fund’s Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	26
Board of Directors and Executive Officers	32
Additional Fund Information	33

To The Shareholders

Your mid-year shareholder report for Seligman Capital Fund, Inc. follows this letter. The report contains the Fund’s investment results, portfolio of investments, and financial statements.

For the six months ended June 30, 2006, Seligman Capital Fund delivered a total return, based on the net asset value of Class A shares, of (1.32)%. During the same period, the Fund’s peers, measured by the Lipper Mid-Cap Funds Average and the Lipper Mid-Cap Growth Funds Average, returned 3.35% and 3.00%, respectively. The Fund’s benchmark, the Russell Midcap Growth Index, returned 2.56% for the period.

Thank you for your continued support of Seligman Capital Fund. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 18, 2006

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017	Seligman Data Corp. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP	(800) 221-2450 (800) 445-1777 (212) 682-7600 (800) 622-4597	Shareholder Services Retirement Plan Services Outside the United States 24-Hour Automated Telephone Access Service

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Capital Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. The return information presented herein for periods prior to September 26, 2002 does not reflect increased management fees that were in effect beginning on such date. If those increased fees had been reflected, returns would have been lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after the date of purchase. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectus or statement of additional information.

Performance Overview

Investment Results
Total Returns
For Periods Ended June 30, 2006

		Average Annual
	Six Months*	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	(5.99)%	2.19%	(1.96)%	7.54%		n/a	n/a	n/a
Without Sales Charge	(1.32)	7.30	(1.01)	8.07		n/a	n/a	n/a
Class B
With CDSC†	(6.60)	1.51	(2.14)	n/a		n/a	n/a	n/a
Without CDSC	(1.68)	6.51	(1.76)	7.42	‡	n/a	n/a	n/a
Class C
With Sales Charge and CDSC††	(3.64)	4.36	(1.96)	n/a		4.92%	n/a	n/a
Without Sales Charge and CDSC	(1.68)	6.43	(1.76)	n/a		5.06	n/a	n/a
Class D
With 1% CDSC	(2.66)	5.50	n/a	n/a		n/a	n/a	n/a
Without CDSC	(1.68)	6.50	(1.75)	7.26		n/a	n/a	n/a
Class I	(1.11)	7.83	n/a	n/a		n/a	2.44%	n/a
Class R
With 1% CDSC	(2.40)	6.07	n/a	n/a		n/a	n/a	n/a
Without CDSC	(1.41)	7.07	n/a	n/a		n/a	n/a	15.02%
Benchmarks
Lipper Mid-Cap Funds Average**	3.35	11.93	5.03	8.42		6.89	8.07	18.15
Lipper Mid-Cap Growth Funds Average**	3.00	12.73	2.82	7.20		5.29	6.14	17.16
Russell Midcap Growth Index**	2.56	13.04	4.76	8.46		4.79	8.08	19.83

See footnotes on page 4.

Performance Overview

Investment Results

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
6/30/06	$21.02	$17.51	$17.54	$17.54	$21.49	$20.91
12/31/05	21.30	17.81	17.84	17.84	21.73	21.21
6/30/05	19.59	16.44	16.48	16.47	19.93	19.53

*	Returns for periods of less than one year are not annualized.

**	The Lipper Mid-Cap Funds Average is an average of funds that, by prospectus or portfolio practice, invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. The Lipper Mid-Cap Growth Funds Average is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($14.6 billion as of June 30, 2006). Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. Lipper currently classifies the Fund as a mid-cap growth fund. The Russell Midcap Growth Index (Russell Index) measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Lipper Averages and the Russell Index are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Averages exclude the effect of sales charges and taxes, and the Russell Index excludes the effect of fees, sales charges and taxes. Investors cannot invest directly in an average or index.

†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.

††	The CDSC is 1% for periods of 18 months or less.

‡	Ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after investment date.

Portfolio Overview

Diversification of Net Assets

June 30, 2006

				Percent of Net Assets
	Issues	Cost	Value	June 30, 2006	December 31, 2005
Common Stocks:
Aerospace and Defense	2	$5,841,755	$6,607,525	1.4	1.4
Air Freight and Logistics	2	3,916,108	5,926,672	1.2	0.4
Airlines	1	4,072,541	4,282,392	0.9	1.0
Auto Components	—	—	—	—	2.3
Biotechnology	6	11,609,294	12,717,388	2.7	4.3
Capital Markets	4	18,757,844	19,711,432	4.1	3.1
Chemicals	3	12,125,313	11,449,516	2.4	1.7
Commercial Banks	2	4,753,651	4,687,724	1.0	0.8
Commercial Services and Supplies	4	33,040,514	33,939,297	7.1	5.3
Communications Equipment	2	4,860,049	5,394,914	1.1	0.6
Computers and Peripherals	3	7,401,667	7,164,172	1.5	3.4
Construction and Engineering	2	7,850,680	10,440,615	2.2	3.1
Containers and Packaging	2	10,655,568	10,564,032	2.2	1.3
Diversified Financial Services	2	3,768,777	6,281,771	1.3	1.5
Electrical Equipment	1	3,305,241	4,572,635	1.0	0.5
Electronic Equipment and Instruments	2	5,257,899	5,177,648	1.1	1.0
Energy Equipment and Services	4	17,792,241	22,227,334	4.6	2.7
Food and Staples Retailing	1	2,786,953	2,668,187	0.6	—
Food Products	5	18,033,410	18,636,037	3.9	3.3
Gas Utilities	1	1,549,217	1,400,300	0.3	0.3
Health Care Equipment and Supplies	10	23,086,157	21,425,380	4.5	3.9
Health Care Providers and Services	6	17,267,204	17,817,522	3.7	5.4
Health Care Technology	2	6,137,706	6,774,023	1.4	—
Hotels, Restaurants and Leisure	3	14,071,015	15,655,796	3.3	5.7
Household Durables	1	2,641,778	2,357,532	0.5	—
Independent Power Producers and Energy Traders	1	4,080,176	4,660,470	1.0	0.6
Insurance	—	—	—	—	2.3
Internet and Catalog Retail	—	—	—	—	0.7
Internet Software and Services	1	2,226,743	2,964,870	0.6	0.9
IT Services	5	23,696,877	24,996,410	5.2	5.1
Life Sciences Tools and Services	3	8,738,981	8,280,717	1.7	—
Machinery	3	7,977,785	7,331,023	1.5	0.5
Media	3	7,279,645	7,209,791	1.5	0.5
Metals and Mining	2	4,718,037	5,044,752	1.1	1.0
Multiline Retail	1	7,343,005	7,128,674	1.5	1.5
Office Electronics	1	2,192,612	1,914,132	0.4	—
Oil, Gas and Consumable Fuels	6	23,247,026	26,143,760	5.5	5.4
Personal Products	2	13,296,576	15,219,858	3.2	2.7
Pharmaceuticals	5	16,899,513	18,420,808	3.9	4.6

(Continued on page 6.)

Portfolio Overview

Diversification of Net Assets (continued)

June 30, 2006

				Percent of Net Assets
	Issues	Cost	Value	June 30, 2006	December 31, 2005
Common Stocks: (continued)
Road and Rail	1	$3,810,516	$3,902,376	0.8	—
Semiconductors and Semiconductor Equipment	9	21,629,014	19,395,427	4.1	4.7
Software	7	23,279,598	20,421,870	4.3	4.8
Specialty Retail	5	20,387,278	20,277,787	4.2	7.8
Textiles, Apparel and Luxury Goods	—	—	—	—	0.4
Thrifts and Mortgage Finance	1	2,715,615	2,889,944	0.6	—
Wireless Telecommunication Services	2	4,276,945	4,944,430	1.0	1.3
	129	438,378,524	459,026,943	96.1	97.8
Short-Term Holding and Other Assets Less Liabilities	1	18,513,159	18,513,159	3.9	2.2
Net Assets	130	$456,891,683	$477,540,102	100.0	100.0

Largest Industries

June 30, 2006

Portfolio Overview

Largest Portfolio Changes

During Past Six Months

Largest Purchases	Largest Sales
Limited Brands*	Jacobs Engineering Group
Amdocs*	Broadcom (Class A)**
International Flavors & Fragrances*	Euronet Worldwide**
Pactiv*	BorgWarner**
Pride International*	Abercrombie & Fitch (Class A)**
Pharmaceutical Product Development*	Electronics for Imaging**
Tyson Foods (Class A)*	Business Objects (ADR)**
Manor Care	Hilton Hotels**
Research In Motion*	Chattem**
CSX*	Volcom**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

  *  Position added during the period.

**  Position eliminated during the period.

Largest Portfolio Holdings†

June 30, 2006

Security	Value	Percent of Net Assets
NBTY	$11,806,758	2.5
Herman Miller	10,787,790	2.3
Cintas	10,159,663	2.1
Corrections Corporation of America	8,078,644	1.7
Limited Brands	7,914,987	1.7
Sonic	7,713,090	1.6
Amdocs	7,261,440	1.5
Smith International	7,226,375	1.5
Northern Trust	7,157,761	1.5
Family Dollar Stores	7,128,674	1.5

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

†	Excludes short-term holdings.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of January 1, 2006 and held for the entire six-month period ended June 30, 2006.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 1/1/06	Annualized Expense Ratio*	Ending Account Value 6/30/06	Expenses Paid During Period** 1/1/06 to 6/30/06	Ending Account Value 6/30/06	Expenses Paid During Period** 1/1/06 to 6/30/06
Class A	$1,000.00	1.50%	$986.80	$7.39	$1,017.36	$7.50
Class B	1,000.00	2.25	983.20	11.06	1,013.64	11.23
Class C	1,000.00	2.25	983.20	11.06	1,013.64	11.23
Class D	1,000.00	2.25	983.20	11.06	1,013.64	11.23
Class I	1,000.00	1.00	988.90	4.93	1,019.84	5.01
Class R	1,000.00	1.75	985.90	8.62	1,016.12	8.75

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its fees, expenses and sales charges.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period January 1, 2006 to June 30, 2006, multiplied by the average account value over the period, multiplied by 181/365 (number of days in the period).

Portfolio of Investments (unaudited)
June 30, 2006

	Shares	Value
Common Stocks 96.1%
Aerospace and Defense 1.4%
Precision Castparts	42,600	$2,545,776
Rockwell Collins	72,700	4,061,749
		6,607,525
Air Freight and Logistics 1.2%
Expeditors International of Washington	62,200	3,482,267
C.H. Robinson Worldwide	45,900	2,444,405
		5,926,672
Airlines 0.9%
Southwest Airlines	261,600	4,282,392
Biotechnology 2.7%
Applera-Celera Genomics Group*	115,700	1,498,315
Biogen Idec*	30,200	1,399,015
Celgene*	82,500	3,906,375
Cepheid*	217,900	2,095,108
Cubist Pharmaceuticals*	58,000	1,460,440
MedImmune*	87,000	2,358,135
		12,717,388
Capital Markets 4.1%
E*TRADE Financial*	110,200	2,514,764
Legg Mason	34,600	3,443,392
Northern Trust	129,400	7,157,761
T. Rowe Price Group	174,600	6,595,515
		19,711,432
Chemicals 2.4%
Ashland	35,600	2,374,520
Huntsman*	191,500	3,316,780
International Flavors & Fragrances	163,400	5,758,216
		11,449,516
Commercial Banks 1.0%
Commerce Bancorp	67,600	2,411,292
Zions Bancorporation	29,200	2,276,432
		4,687,724
Commercial Services and Supplies 7.1%
Allied Waste Industries*	432,500	4,913,200
Cintas	255,300	10,159,663
Corrections Corporation of America*	152,600	8,078,644
Herman Miller	398,000	10,787,790
		33,939,297
See footnotes on page 14.

Portfolio of Investments (unaudited)
June 30, 2006

	Shares	Value
Communications Equipment 1.1%
F5 Networks*	52,400	$2,799,470
Research In Motion*	37,200	2,595,444
		5,394,914
Computers and Peripherals 1.5%
Diebold	57,800	2,347,836
Network Appliance*	78,800	2,782,034
SanDisk*	39,900	2,034,302
		7,164,172
Construction and Engineering 2.2%
Fluor	68,300	6,347,119
Jacobs Engineering Group*	51,400	4,093,496
		10,440,615
Containers and Packaging 2.2%
Pactiv*	221,400	5,479,650
Temple-Inland	118,600	5,084,382
		10,564,032
Diversified Financial Services 1.3%
Chicago Mercantile Exchange Holdings	7,900	3,880,085
Moody’s	44,100	2,401,686
		6,281,771
Electrical Equipment 1.0%
Rockwell Automation	63,500	4,572,635
Electronic Equipment and Instruments 1.1%
Agilent Technologies*	130,800	4,128,048
Jabil Circuit	41,000	1,049,600
		5,177,648
Energy Equipment and Services 4.6%
BJ Services	183,500	6,837,210
Patterson-UTI Energy	116,500	3,298,115
Pride International*	155,800	4,865,634
Smith International	162,500	7,226,375
		22,227,334
Food and Staples Retailing 0.6%
Whole Foods Market	41,300	2,668,187
Food Products 3.9%
Dean Foods*	179,000	6,657,010
Hershey	43,100	2,373,517
Smithfield Foods*	88,200	2,542,806
J.M. Smucker	59,800	2,673,060
Tyson Foods (Class A)	295,400	4,389,644
		18,636,037
See footnotes on page 14.

Portfolio of Investments (unaudited)
June 30, 2006

	Shares	Value
Gas Utilities 0.3%
Equitable Resources	41,800	$1,400,300
Health Care Equipment and Supplies 4.5%
Biomet	40,800	1,277,244
Conor Medsystems*	86,400	2,382,480
Cooper	109,400	4,845,326
DENTSPLY International	55,300	3,350,351
Given Imaging*	88,100	1,343,525
Hologic*	50,700	2,504,580
Intuitive Surgical*	10,400	1,192,100
Northstar Neuroscience*	139,400	1,446,972
Quidel*	178,300	1,717,920
St. Jude Medical*	42,100	1,364,882
		21,425,380
Health Care Providers and Services 3.7%
Health Net*	74,600	3,369,682
Laboratory Corporation of America Holdings*	51,400	3,198,622
Manor Care	84,000	3,941,280
Patterson*	62,800	2,193,290
Psychiatric Solutions*	70,000	2,004,800
Quest Diagnostics	51,900	3,109,848
		17,817,522
Health Care Technology 1.4%
IMS Health	96,900	2,601,765
Omnicell*	301,900	4,172,258
		6,774,023
Hotels, Restaurants and Leisure 3.3%
International Game Technology	121,900	4,624,886
Sonic*	357,750	7,713,090
YUM! Brands	66,000	3,317,820
		15,655,796
Household Durables 0.5%
Fortune Brands	33,200	2,357,532
Independent Power Producers and Energy Traders 1.0%
AES*	252,600	4,660,470
Internet Software and Services 0.6%
j2 Global Communications*	94,800	2,964,870
See footnotes on page 14.

Portfolio of Investments (unaudited)
June 30, 2006

	Shares	Value
IT Services 5.2%
Amdocs*	198,400	$7,261,440
Cognizant Technology Solutions (Class A)*	46,500	3,132,937
Euronet Worldwide*	76,300	2,908,937
Fiserv*	124,600	5,654,348
Paychex	154,800	6,038,748
		24,996,410
Life Sciences Tools and Services 1.7%
Illumina*	63,500	1,886,903
Nektar Therapeutics*	142,900	2,612,212
Pharmaceutical Product Development	107,600	3,781,602
		8,280,717
Machinery 1.5%
Dover	41,300	2,041,459
ITT	60,600	2,999,700
Joy Global	43,800	2,289,864
		7,331,023
Media 1.5%
Liberty Global (Class A)*	125,400	2,685,441
Sirius Satellite Radio*	474,000	2,239,650
Univision Communications (Class A)*	68,200	2,284,700
		7,209,791
Metals and Mining 1.1%
Allegheny Technologies	14,600	1,010,904
Freeport-McMoRan Copper & Gold (Class B)	72,800	4,033,848
		5,044,752
Multiline Retail 1.5%
Family Dollar Stores	291,800	7,128,674
Office Electronics 0.4%
Zebra Technologies (Class A)*	56,100	1,914,132
Oil, Gas and Consumable Fuels 5.5%
EOG Resources	83,200	5,769,088
Kinder Morgan	28,700	2,866,843
Noble Energy	149,700	7,014,942
Peabody Energy	60,900	3,395,175
Pogo Producing	73,100	3,369,910
Sunoco	53,800	3,727,802
		26,143,760
Personal Products 3.2%
Avon Products	110,100	3,413,100
NBTY*	493,800	11,806,758
		15,219,858
See footnotes on page 14.

Portfolio of Investments (unaudited)
June 30, 2006

	Shares	Value
Pharmaceuticals 3.9%
Allergan	64,400	$6,907,544
Forest Laboratories*	55,600	2,151,164
K-V Pharmaceutical (Class A)*	80,200	1,496,532
Penwest Pharmaceuticals*	145,600	3,178,448
Sepracor*	82,000	4,687,120
		18,420,808
Road and Rail 0.8%
CSX	55,400	3,902,376
Semiconductors and Semiconductor Equipment 4.1%
Agere Systems*	166,300	2,444,610
Analog Devices	103,800	3,336,132
KLA-Tencor	45,100	1,876,611
Linear Technology	83,300	2,789,300
Maxim Integrated Products	62,300	2,002,634
MEMC Electronic Materials*	32,700	1,226,250
Micron Technology*	121,000	1,822,260
NVIDIA*	77,500	1,650,750
Xilinx	99,200	2,246,880
		19,395,427
Software 4.3%
Autodesk*	70,100	2,414,595
BEA Systems*	93,300	1,221,763
Citrix Systems*	43,600	1,749,450
Cogent*	472,300	7,096,308
Electronic Arts*	77,100	3,314,529
NAVTEQ*	58,600	2,618,248
Quest Software*	143,100	2,006,977
		20,421,870
Specialty Retail 4.2%
bebe stores	62,800	979,994
Bed Bath & Beyond*	142,800	4,737,390
Chico’s FAS*	146,300	3,947,174
Limited Brands	309,300	7,914,987
Tractor Supply*	50,800	2,698,242
		20,277,787
Thrifts and Mortgage Finance 0.6%
Hudson City Bancorp	216,800	2,889,944
Wireless Telecommunication Services 1.0%
American Tower (Class A)*	105,800	3,292,496
NII Holdings (Class B)*	29,300	1,651,934
		4,944,430
See footnotes on page 14.

Portfolio of Investments (unaudited)
June 30, 2006

	Principal Amount	Value

Total Common Stocks (Cost $438,378,524)		$459,026,943

Fixed Time Deposit 2.9%
Citibank N.A., Nassau 4.94%, 7/3/2006 (Cost $13,923,000)	$13,923,000	13,923,000

Total Investments (Cost $452,301,524) 99.0%		472,949,943

Other Assets Less Liabilities 1.0%		4,590,159

Net Assets 100.0%		$477,540,102

*	Non-income producing security.

See Notes to Financial Statements.

Statement of Assets and Liabilities  (unaudited)
June 30, 2006

Assets:
Investments, at value:
Common stocks (cost $438,378,524)	$459,026,943
Short-term holding (cost $13,923,000)	13,923,000
Total investments (cost $452,301,524)	472,949,943
Restricted cash	13,686
Receivable for securities sold	27,269,258
Receivable for Capital Stock sold	446,557
Receivable for dividends and interest	246,366
Investment in, and expenses prepaid to, shareholder service agent	65,321
Other	16,726
Total Assets	501,007,857
Liabilities:
Payable for securities purchased	20,600,805
Payable for Capital Stock repurchased	2,278,866
Management fees payable	331,380
Distribution and service (12b-1) fees payable	175,917
Bank overdraft	9,919
Accrued expenses and other	70,868
Total Liabilities	23,467,755
Net Assets	$477,540,102
Composition of Net Assets:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized; 23,983,648 shares outstanding):
Class A	$15,152,256
Class B	2,883,791
Class C	2,507,447
Class D	2,352,969
Class I	973,345
Class R	113,840
Additional paid-in capital	603,230,573
Accumulated net investment loss	(2,526,524)
Accumulated net realized loss	(167,796,014)
Net unrealized appreciation of investments	20,648,419
Net Assets	$477,540,102
Net Asset Value Per Share:
Class A ($318,497,788 ÷ 15,152,256 shares)	$21.02
Class B ($50,484,761 ÷ 2,883,791 shares)	$17.51
Class C ($43,987,581 ÷ 2,507,447 shares)	$17.54
Class D ($41,268,759 ÷ 2,352,969 shares)	$17.54
Class I ($20,920,665 ÷ 973,345 shares)	$21.49
Class R ($2,380,548 ÷ 113,840 shares)	$20.91

See Notes to Financial Statements.

Statement of Operations (unaudited)
For the Six Months Ended June 30, 2006

Investment Income:
Dividends	$1,560,844
Interest	338,734
Total Investment Income	1,899,578
Expenses:
Management fee	2,206,465
Distribution and service (12b-1) fees	1,184,949
Shareholder account services	782,634
Custody and related services	74,195
Registration	54,134
Shareholder reports and communications	32,795
Auditing and legal fees	30,515
Directors’ fees and expenses	9,435
Miscellaneous	25,668
Total Expenses	4,400,790
Net Investment Loss	(2,501,212)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	25,986,963
Net change in unrealized appreciation of investments	(29,459,288)
Net Loss on Investments	(3,472,325)
Decrease in Net Assets from Operations	$(5,973,537)

See Notes to Financial Statements.

Statements of Changes in Net Assets
 (unaudited)

	Six Months Ended June 30, 2006	Year Ended December 31, 2005
Operations:
Net investment loss	$(2,501,212)	$(6,341,804)
Net realized gain on investments	25,986,963	75,069,955
Net change in unrealized appreciation of investments	(29,459,288)	(12,306,787)
Increase (Decrease) in Net Assets from Operations	(5,973,537)	56,421,364
Capital Share Transactions:
Net proceeds from sales of shares	20,451,445	43,021,577
Exchanged from associated funds	3,629,414	10,303,044
Total	24,080,859	53,324,621
Cost of shares repurchased	(57,893,122)	(157,856,334)
Exchanged into associated funds	(5,561,700)	(9,654,080)
Total	(63,454,822)	(167,510,414)
Decrease in Net Assets from Capital Share Transactions	(39,373,963)	(114,185,793)
Decrease in Net Assets	(45,347,500)	(57,764,429)
Net Assets:
Beginning of period	522,887,602	580,652,031
End of Period (net of accumulated net investment loss of $2,526,524 and $25,312, respectively)	$477,540,102	$522,887,602

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.   Multiple Classes of Shares — Seligman Capital Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans that have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of a plan termination, will be subject to a CDSC of 1% on redemptions of shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s prospectus. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemption made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.   Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

Notes to Financial Statements (unaudited)

a.    Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Fund’s Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of a fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.    Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.    Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d.    Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e.    Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2006, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.    Distributions to Shareholders — Dividends and other distributions to shareholders are recorded on ex-dividend dates.

g.    Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

3.    Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.85% per annum of the first $1 billion of the Fund’s average daily net assets, 0.80% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.75% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.85% per annum of the Fund’s average daily net assets.

Notes to Financial Statements (unaudited)

For the six months ended June 30, 2006, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $8,900 from sales of Class A and Class C shares. Commissions of $38,446 and $5,661 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2006, fees incurred under the Plan aggregated $431,790 or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. Distribution fees retained by the Distributor, for the six months ended June 30, 2006, amounted to $1,731.

For the six moths ended June 30, 2006, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average daily net assets of Class R shares, amounted to $285,069, $243,310, $218,989 and $5,791, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the six months ended June 30, 2006, such charges amounted to $6,424. The Distributor has sold to the Purchasers its rights to collect any CDSC imposed on redemptions of Class B shares.

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service fees pursuant to the Plan. For the six months ended June 30, 2006, the Distributor and Seligman Services, Inc. received distribution and service fees of $38,093.

For the six months ended June 30, 2006, Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $782,634 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman

Notes to Financial Statements (unaudited)

Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of June 30, 2006, the Fund’s potential obligation under the Guaranties is $150,800. As of June 30, 2006, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $2,199.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The accumulated balance at December 31, 2005 of $25,312 was paid to the participating director in January 2006. As of June 30, 2006, no directors were participating in the deferred compensation arrangement.

4.   Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2007, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2006, the Fund did not borrow from the credit facility.

5.   Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 2006, amounted to $488,208,510 and $536,397,473, respectively.

6.   Federal Tax Information —  Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

Notes to Financial Statements (unaudited)

The tax basis information presented is based on operating results for the six months ended June 30, 2006, and will vary from the final tax information as of the Fund’s year end.

At June 30, 2006, the cost of investments for federal income tax purposes was $453,603,517. The tax basis cost was greater than the cost for financial reporting primarily due to the tax deferral of losses on wash sales in the amount of $1,301,993.

At June 30, 2006, the tax components of accumulated earnings (losses) were as follows:

Gross unrealized appreciation of portfolio securities	$38,243,330
Gross unrealized depreciation of portfolio securities	(18,896,904)
Net unrealized appreciation of portfolio securities	19,346,426
Capital loss carryforward	(192,348,819)
Current period net realized gain	25,854,798
Total accumulated losses	$(147,147,595)

At December 31, 2005, the Fund had a capital loss carryforward for federal income tax purposes of $192,348,819, all of which expires in 2010 and is available for offset against future taxable net capital gains. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as deferral of losses on wash sales. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

Notes to Financial Statements (unaudited)

7.   Capital Share Transactions — The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	504,394	$11,117,505	1,425,277	$28,006,939
Exchanged from associated funds	80,841	1,784,304	289,838	5,686,717
Converted from Class B*	101,855	2,242,428	224,215	4,458,378
Total	687,090	15,144,237	1,939,330	38,152,034
Cost of shares repurchased	(1,672,001)	(36,487,423)	(5,444,830)	(107,151,333)
Exchanged into associated funds	(139,157)	(3,051,816)	(232,965)	(4,589,616)
Total	(1,811,158)	(39,539,239)	(5,677,795)	(111,740,949)
Decrease	(1,124,068)	$(24,395,002)	(3,738,465)	$(73,588,915)

Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	45,161	$830,219	116,389	$1,912,654
Exchanged from associated funds	40,749	756,110	72,095	1,206,483
Total	85,910	1,586,329	188,484	3,119,137
Cost of shares repurchased	(411,973)	(7,545,792)	(1,011,567)	(16,682,685)
Exchanged into associated funds	(53,579)	(973,937)	(186,559)	(3,040,898)
Converted to Class A*	(122,051)	(2,242,428)	(267,177)	(4,458,378)
Total	(587,603)	(10,762,157)	(1,465,303)	(24,181,961)
Decrease	(501,693)	$(9,175,828)	(1,276,819)	$(21,062,824)

Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	58,319	$1,079,149	101,619	$1,679,367
Exchanged from associated funds	32,197	600,316	39,752	671,625
Total	90,516	1,679,465	141,371	2,350,992
Cost of shares repurchased	(365,237)	(6,734,916)	(1,081,580)	(17,903,840)
Exchanged into associated funds	(21,334)	(384,848)	(40,302)	(662,677)
Total	(386,571)	(7,119,764)	(1,121,882)	(18,566,517)
Decrease	(296,055)	$(5,440,299)	(980,511)	$(16,215,525)

Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	245,875	$4,519,705	476,842	$7,927,824
Exchanged from associated funds	26,345	484,967	165,609	2,738,177
Total	272,220	5,004,672	642,451	10,666,001
Cost of shares repurchased	(336,704)	(6,192,091)	(774,028)	(12,891,688)
Exchanged into associated funds	(61,736)	(1,144,103)	(84,603)	(1,359,073)
Total	(398,440)	(7,336,194)	(858,631)	(14,250,761)
Decrease	(126,220)	$(2,331,522)	(216,180)	$(3,584,760)

*	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

Notes to Financial Statements (unaudited)

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	89,300	$2,017,885	123,671	$2,494,969
Cost of shares repurchased	(29,284)	(664,459)	(129,272)	(2,654,685)
Increase (decrease)	60,016	$1,353,426	(5,601)	$(159,716)

Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	40,312	$886,982	50,187	$999,824
Exchanged from associated funds	167	3,717	2	42
Total	40,479	890,699	50,189	999,866
Cost of shares repurchased	(12,272)	(268,441)	(28,790)	(572,103)
Exchanged into associated funds	(317)	(6,996)	(98)	(1,816)
Total	(12,589)	(275,437)	(28,888)	(573,919)
Increase	27,890	$615,262	21,301	$425,947

8.   Other Matters  — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman Capital Fund).

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Notes to Financial Statements (unaudited)

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, the Distributor or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

9.   Recently Issued Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

Financial Highlights (unaudited)

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A
	Six Months Ended June 30, 2006	Year Ended December 31,
		2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Period	$21.30	$19.10	$17.66	$13.11	$19.66	$23.81
Income (Loss) from Investment Operations:
Net investment loss	(0.08)	(0.19)	(0.19)	(0.16)	(0.14)	(0.13)
Net realized and unrealized gain (loss) on investments	(0.20)	2.39	1.63	4.71	(6.41)	(3.51)
Total from Investment Operations	(0.28)	2.20	1.44	4.55	(6.55)	(3.64)
Less Distributions:
Distributions from net realized capital gain	—	—	—	—	—	(0.51)
Total Distributions	—	—	—	—	—	(0.51)
Net Asset Value, End of Period	$21.02	$21.30	$19.10	$17.66	$13.11	$19.66
Total Return	(1.32)%	11.52%	8.15%	34.71%	(33.32)%	(15.05)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$318,498	$346,688	$382,188	$396,147	$335,220	$480,222
Ratio of expenses to average net assets	1.50%†	1.52%	1.51%	1.57%	1.34%	1.08%
Ratio of net investment loss to average net assets	(0.77) %†	(0.97)%	(1.05)%	(1.08)%	(0.93)%	(0.65)%
Portfolio turnover rate	96.10%	176.42%	212.27%	142.14%	132.45%	207.04%

See footnotes on page 31.

Financial Highlights (unaudited)

CLASS B
	Six Months Ended June 30, 2006	Year Ended December 31,
		2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Period	$17.81	$16.09	$15.00	$11.21	$16.95	$20.77
Income (Loss) from Investment Operations:
Net investment loss	(0.14)	(0.29)	(0.27)	(0.23)	(0.23)	(0.24)
Net realized and unrealized gain (loss) on investments	(0.16)	2.01	1.36	4.02	(5.51)	(3.07)
Total from Investment Operations	(0.30)	1.72	1.09	3.79	(5.74)	(3.31)
Less Distributions:
Distributions from net realized capital gain	—	—	—	—	—	(0.51)
Total Distributions	—	—	—	—	—	(0.51)
Net Asset Value, End of Period	$17.51	$17.81	$16.09	$15.00	$11.21	$16.95
Total Return	(1.68)%	10.69%	7.27%	33.81%	(33.86)%	(15.67)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$50,485	$60,285	$75,004	$90,719	$78,832	$133,664
Ratio of expenses to average net assets	2.25%†	2.27%	2.26%	2.32%	2.09%	1.83%
Ratio of net investment loss to average net assets	(1.52) %†	(1.72)%	(1.80)%	(1.83)%	(1.68)%	(1.40)%
Portfolio turnover rate	96.10%	176.42%	212.27%	142.14%	132.45%	207.04%

See footnotes on page 31.

Financial Highlights (unaudited)

CLASS C
	Six Months Ended June 30, 2006	Year Ended December 31,
		2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Period	$17.84	$16.12	$15.03	$11.23	$16.98	$20.81
Income (Loss) from Investment Operations:
Net investment loss	(0.14)	(0.29)	(0.27)	(0.23)	(0.23)	(0.24)
Net realized and unrealized gain (loss) on investments	(0.16)	2.01	1.36	4.03	(5.52)	(3.08)
Total from Investment Operations	(0.30)	1.72	1.09	3.80	(5.75)	(3.32)
Less Distributions:
Distributions from net realized capital gain	—	—	—	—	—	(0.51)
Total Distributions	—	—	—	—	—	(0.51)
Net Asset Value, End of Period	$17.54	$17.84	$16.12	$15.03	$11.23	$16.98
Total Return	(1.68)%	10.67%	7.25%	33.84%	(33.86)%	(15.69)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$43,988	$50,023	$60,996	$74,672	$67,545	$123,225
Ratio of expenses to average net assets	2.25%†	2.27%	2.26%	2.32%	2.09%	1.83%
Ratio of net investment loss to average net assets	(1.52) %†	(1.72)%	(1.80)%	(1.83)%	(1.68)%	(1.40)%
Portfolio turnover rate	96.10%	176.42%	212.27%	142.14%	132.45%	207.04%

See footnotes on page 31.

Financial Highlights (unaudited)

CLASS D
	Six Months Ended June 30, 2006	Year Ended December 31,
		2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Period	$17.84	$16.11	$15.02	$11.23	$16.97	$20.79
Income (Loss) from Investment Operations:
Net investment loss	(0.14)	(0.29)	(0.27)	(0.23)	(0.23)	(0.24)
Net realized and unrealized gain (loss) on investments	(0.16)	2.02	1.36	4.02	(5.51)	(3.07)
Total from Investment Operations	(0.30)	1.73	1.09	3.79	(5.74)	(3.31)
Less Distributions:
Distributions from net realized capital gain	—	—	—	—	—	(0.51)
Total Distributions	—	—	—	—	—	(0.51)
Net Asset Value, End of Period	$17.54	$17.84	$16.11	$15.02	$11.23	$16.97
Total Return	(1.68)%	10.74%	7.26%	33.75%	(33.82)%	(15.65)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$41,269	$44,225	$43,426	$44,990	$39,110	$68,078
Ratio of expenses to average net assets	2.25%†	2.27%	2.26%	2.32%	2.09%	1.83%
Ratio of net investment loss to average net assets	(1.52) %†	(1.72)%	(1.80)%	(1.83)%	(1.68)%	(1.40)%
Portfolio turnover rate	96.10%	176.42%	212.27%	142.14%	132.45%	207.04%

See footnotes on page 31.

Financial Highlights (unaudited)

CLASS I
	Six Months Ended June 30, 2006	Year Ended December 31,
		2005	2004	2003	2002	11/30/01* to 12/31/01
Per Share Data:
Net Asset Value, Beginning of Period	$21.73	$19.38	$17.84	$13.17	$19.66	$19.24
Income (Loss) from Investment Operations:
Net investment loss	(0.03)	(0.09)	(0.10)	(0.08)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.21)	2.44	1.64	4.75	(6.43)	0.43
Total from Investment Operations	(0.24)	2.35	1.54	4.67	(6.49)	0.42
Net Asset Value, End of Period	$21.49	$21.73	$19.38	$17.84	$13.17	$19.66
Total Return	(1.11)%	12.13%	8.63%	35.46%	(33.01)%	2.18%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$20,921	$19,844	$17,807	$13,744	$7,796	$227
Ratio of expenses to average net assets	1.00%†	1.00%	1.00%	1.06%	0.83%	0.68	%†
Ratio of net investment loss to average net assets	(0.27) %†	(0.45)%	(0.54)%	(0.54)%	(0.43)%	(0.14)	%†
Portfolio turnover rate	96.10%	176.42%	212.27%	142.14%	132.45%	207.04	%††
Without expense reimbursement:ø
Ratio of expenses to average net assets					0.85%	1.05	%†
Ratio of net investment loss to average net assets					(0.45)%	(0.50)	%†

See footnotes on page 31.

Financial Highlights (unaudited)

CLASS R
	Six Months Ended June 30, 2006	Year Ended December 31,
		2005	2004	4/30/03* to 12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$21.21	$19.05	$17.65	$13.42
Income (Loss) from Investment Operations:
Net investment loss	(0.11)	(0.24)	(0.23)	(0.13)
Net realized and unrealized gain (loss) on investments	(0.19)	2.40	1.63	4.36
Total from Investment Operations	(0.30)	2.16	1.40	4.23
Net Asset Value, End of Period	$20.91	$21.21	$19.05	$17.65
Total Return	(1.41)%	11.34%	7.93%	31.52%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$2,381	$1,823	$1,232	$2
Ratio of expenses to average net assets	1.75%†	1.77%	1.76%	1.79	%†
Ratio of net investment loss to average net assets	(1.02) %†	(1.22)%	(1.30)%	(1.23)	%†
Portfolio turnover rate	96.10%	176.42%	212.27%	142.14	%‡

*    Commencement of offering of shares.

†    Annualized.

††  For the year ended December 31, 2001.

‡    For the year ended December 31, 2003.

ø    The Manager, at its discretion, reimbursed certain expenses of Class I shares.

See Notes to Financial Statements.

Board of Directors

John R. Galvin 1, 3

- Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University
- Chairman Emeritus, American Council on Germany

Frank A. McPherson 2, 3

- Retired Chairman of the Board and Chief Executive Officer, Kerr-McGee Corporation
- Director, DCP Midstream GP, LLP, Integris Health, Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education

Betsy S. Michel 1, 3

- Trustee, The Geraldine R. Dodge Foundation

William C. Morris

- Chairman, J. & W. Seligman & Co. Incorporated, Carbo Ceramics Inc., Seligman Advisors, Inc. and Seligman Services, Inc.
- Director, Seligman Data Corp.
- President and Chief Executive Officer, The Metropolitan Opera Association

Leroy C. Richie 1, 3

- Counsel, Lewis & Munday, P.C.
- Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.
- Director, Kerr-McGee Corporation, Infinity, Inc. and Vibration Control Technologies, LLC
- Lead Outside Director, Digital Ally Inc.
- Director and Chairman, Highland Park Michigan Economic Development Corp.
- Chairman, Detroit Public Schools Foundation

Robert L. Shafer 2, 3

- Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations

James N. Whitson 1, 3

- Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.
- Director, CommScope, Inc.

Brian T. Zino

- Director and President, J. & W. Seligman & Co. Incorporated
- Chairman, Seligman Data Corp.
- Director, ICI Mutual Insurance Company, Seligman Advisors, Inc. and Seligman Services, Inc.
- Member of the Board of Governors, Investment Company Institute

Member: 1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

It is with deep sorrow that we mourn the recent death of Alice Stone Ilchman, a respected member since 1990 of the Boards of the Seligman investment companies.

Executive Officers

William C. Morris

Chairman

Brian T. Zino

President and Chief Executive Officer

Eleanor T.M. Hoagland

Vice President and Chief Compliance Officer

Thomas G. Rose

Vice President

Marion S. Schultheis

Vice President

Lawrence P. Vogel

Vice President and Treasurer

Frank J. Nasta

Secretary

32

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectus or statement of additional information.

ITEM 2.	CODE OF ETHICS.
Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)            The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)            The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
	(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN CAPITAL FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	August 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	August 30, 2006

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:                 August 30, 2006

SELIGMAN CAPITAL FUND, INC.

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.